Supplement to the

Fidelity® Export and Multinational Fund

A Fund of Union Street Trust

STATEMENT OF ADDITIONAL INFORMATION

October 29, 2005

Effective January 20, 2006, Fidelity Management & Research Company (FMR), FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (formerly FMR Far East) have entered into a general research services agreement pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The fund's management fee is not impacted by these arrangements.

The following information replaces the similar information found in the "Management Contract" section beginning on page 26.

Victor Thay is the portfolio manager of the fund and receives compensation for his services. As of October 31, 2005, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The portfolio manager's bonus is based on several components. The primary components of the portfolio manager's bonus are based on the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index, rolling periods of up to three years for the comparison to a Morningstar peer group, and rolling periods of up to five years for the comparison to a Lipper peer group. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of Export & Multinational is based on the fund's pre-tax investment performance measured against the S&P 500 Index and the fund's pre-tax investment performance within the Lipper Growth Objective and the Morningstar Large Value, Large Blend and Large Growth Categories. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

EXFB-06-01 July 19, 2006
1.467664.115

The portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, the fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Personal accounts may give rise to potential conflicts of interest; trading in personal accounts is restricted by the fund's Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Thay as of October 31, 2005:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 3,485	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Export and Multinational ($3,485 (in millions) assets managed).

Mr. Thay was appointed as manager of Export & Multinational on October 31, 2005. As of that date, the dollar range of shares of Export & Multinational beneficially owned by Mr. Thay was none.

Supplement to the

Fidelity® Arizona Municipal Money Market Fund
A Fund of Fidelity Union Street Trust II

Fidelity Arizona Municipal Income Fund
(Formerly Spartan® Arizona Municipal Income Fund)
A Fund of Fidelity Union Street Trust

STATEMENT OF ADDITIONAL INFORMATION

October 29, 2005

Effective January 20, 2006, Fidelity Management & Research Company (FMR), FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (formerly FMR Far East) have entered into a general research services agreement pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The funds' management fees are not impacted by these arrangements.

AZI/SPZB-06-01 July 19, 2006
1.713596.117

Supplement To The

Fidelity® Maryland Municipal Income Fund

(formerly Spartan® Maryland Municipal Income Fund)

A Fund of Fidelity Union Street Trust

STATEMENT OF ADDITIONAL INFORMATION

October 29, 2005

Effective January 20, 2006, Fidelity Management & Research Company (FMR), FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (formerly FMR Far East) have entered into a general research services agreement pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The fund's management fee is not impacted by these arrangements.

SMDB-06-01 July 19, 2006
1.468179.111